Fourth Quarter and Year-End 2025 Financial Results & Business Update February 25, 2026 Exhibit 99.2

Forward-Looking Statements and Non-GAAP Financial Information Certain statements set forth in this presentation constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, including, but not limited to, statements concerning: Alkermes plc’s (the “Company”) expectations with respect to its current and future financial, commercial and operating performance, business plans or prospects, including its expected drivers of growth, value creation and profitability; and the Company’s expectations regarding development plans, activities and timelines for, and the potential therapeutical and commercial value of, its development candidates. The Company cautions that forward-looking statements are inherently uncertain. Actual performance and results may differ materially from those expressed or implied in the forward-looking statements due to various risks, assumptions and uncertainties. These risks, assumptions and uncertainties include, among others: whether the Company is able to achieve its financial expectations, including those related to profitability; the Company’s commercial activities may not result in the benefits that the Company anticipates; the businesses of the Company and Avadel Pharmaceuticals plc (“Avadel”) may not be effectively integrated and the expected benefits and value of the acquisition may not be achieved; there may be unknown or inestimable liabilities, potential litigation and transaction costs associated with the acquisition; the completion of the acquisition could result in disruption to the business and make it more difficult to maintain business and operational relationships of the Company and Avadel, including the ability of the Company to retain highly qualified personnel; clinical development activities may not be completed on time or at all and the results of such activities may not be positive, or predictive of final results from such activities, results of future development activities or real-world results; potential changes in the cost, scope, design or duration of the Company’s development activities; the unfavorable outcome of arbitration, litigation, including so-called “Paragraph IV” litigation, or other proceedings or other disputes related to the Company’s products or products using the Company’s proprietary technologies; the U.S. Food and Drug Administration or other regulatory authorities may make adverse decisions regarding the Company’s products; the Company and its licensees may not be able to continue to successfully commercialize their products or support growth of such products; there may be a reduction in payment rate or reimbursement for the Company’s products or an increase in the Company’s financial obligations to government payers; the Company’s products may prove difficult to manufacture, be precluded from commercialization by the proprietary rights of third parties, or have unintended side effects, adverse reactions or incidents of misuse; and those risks, assumptions and uncertainties described under the heading “Risk Factors” in the Company’s most recent Annual Report on Form 10-K and in subsequent filings made by the Company with the U.S. Securities and Exchange Commission (“SEC”), which are available on the SEC’s website at www.sec.gov, and on the Company’s website at www.alkermes.com in the ‘Investors – SEC Filings’ section. Existing and prospective investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Except as required by law, the Company disclaims any intention or responsibility for updating or revising any forward-looking statements contained in this presentation. Non-GAAP Financial Measures: This presentation includes information about certain financial measures that are not prepared in accordance with generally accepted accounting principles in the U.S. (“GAAP”), including EBITDA (earnings before interest, taxes, depreciation and amortization) and Adjusted EBITDA (excludes share‐based compensation expense and non‐recurring gains or losses in addition to the components of EBITDA from earnings). The Company provides these non-GAAP financial measures of the Company’s performance to investors because management believes that these non-GAAP financial measures, when viewed with the Company’s results under GAAP and the accompanying reconciliations, are useful in identifying underlying trends in ongoing operations. These non-GAAP measures are not based on any standardized methodology prescribed by GAAP and are not necessarily comparable to similar measures presented by other companies. Reconciliations of non-GAAP financial measures to the most directly comparable GAAP financial measures, to the extent reasonably determinable, can be found in the Appendix of this presentation. Note Regarding Trademarks: The Company and its affiliates are the owners of various U.S. federal trademark registrations (®) and other trademarks (TM), including ARISTADA®, ARISTADA INITIO®, LUMRYZ®, LYBALVI® and VIVITROL®. INVEGA SUSTENNA® is a registered trademark of Johnson & Johnson or its affiliated companies. VUMERITY® is a registered trademark of Biogen MA Inc., used by Alkermes under license. Any other trademarks referred to in this presentation are the property of their respective owners. Appearances of such other trademarks herein should not be construed as any indicator that their respective owners will not assert their rights thereto.

Alkermes in 2026: Strong Foundation for Near- and Long-term Growth and Value Creation Commercial business generated total revenues >$1.45B, strong cash flow and profitability in 2025; Acquisition of Avadel augments revenue growth profile and profitability Alixorexton: Blockbuster potential in narcolepsy and idiopathic hypersomnia, if approved; recently granted FDA Breakthrough Therapy designation in NT1; entering phase 3 in narcolepsy in Q1 2026 Orexin 2 receptor agonist candidates represent potential new vertical of growth and expansion in multiple disease areas beyond sleep medicine Profitable neuroscience company with late-stage candidate and leadership in exciting new therapeutic category NT1 = narcolepsy type 1

Q4 & FY 2025 Financial and Operational Performance

In millions FY 2025 Financial Results Summary Total Revenue In millions GAAP Net Income GAAP Earnings Per Share Diluted FY 2025 and FY 2024 results reflect expiration of royalty on U.S. net sales of INVEGA SUSTENNA® in August 2024.

In millions FY 2025 Profitability GAAP Net Income From Continuing Operations In millions Adjusted EBITDA* EBITDA* From Continuing Operations In millions EBITDA represents earnings before interest, tax, depreciation and amortization. Adjusted EBITDA excludes share‐based compensation expense and non‐recurring gains or losses in addition to the components of EBITDA from earnings. *Reconciliation of this non-GAAP financial measure to the most directly comparable GAAP financial measure can be found in the Appendix of this presentation. FY 2025 and FY 2024 results reflect expiration of royalty on U.S. net sales of INVEGA SUSTENNA® in August 2024.

Q4 2025 Revenue Summary In millions Q4’25 Q4’24 Total Proprietary Net Sales $315.5 $307.7 VIVITROL® $124.1 $134.1 ARISTADA®* $97.2 $96.6 LYBALVI® $94.1 $77.0 Manufacturing & Royalty Revenue $69.1 $122.3 Total Revenue $384.5 $430.0 *Inclusive of ARISTADA INITIO® **Reflects expiration of royalty on U.S. net sales of INVEGA SUSTENNA® in August 2024. ** ** ** ** Amounts in the table may not sum due to rounding.

FY 2025 Revenue Summary In millions FY’25 FY’24 Total Proprietary Net Sales $1,184.6 $1,083.5 VIVITROL® $467.9 $457.3 ARISTADA®* $370.0 $346.2 LYBALVI® $346.7 $280.0 Manufacturing & Royalty Revenue $291.3 $474.1 Total Revenue $1,475.9 $1,557.6 *Inclusive of ARISTADA INITIO® **Reflects expiration of royalty on U.S. net sales of INVEGA SUSTENNA® in August 2024. ** ** ** ** Amounts in the table may not sum due to rounding.

Alkermes: 2026 Financial Expectations* a The acquisition of Avadel closed on Feb. 12, 2026. Expected net sales of LUMRYZ represents the period of Feb. 12, 2026 – Dec. 31, 2026. Avadel recorded net sales of LUMRYZ of $33 million between Jan. 1, 2026 and Feb. 11, 2026. b In connection with the acquisition of Avadel, the Company expects to record approximately $180 million of LUMRYZ inventory fair value step-up, approximately $150 million of which is expected to be expensed as inventory is sold in 2026. c In connection with the acquisition of Avadel, the Company expects to record approximately $1.5 billion of intellectual property related to LUMRYZ, which will be amortized over an expected life of 13 years. *These expectations are provided by the Company on Feb. 25, 2026 and are effective only as of such date. The Company expressly disclaims any obligation to update or reaffirm these expectations. ‡Reconciliation of this non-GAAP financial measure to the most directly comparable GAAP financial measure can be found in the Appendix of this presentation. i Inclusive of ARISTADA INITIO®. (in millions) Financial Expectations for Year Ending Dec. 31, 2026 Total Revenues $1,730 – $1,840 Cost of Goods Soldb $365 – $385 R&D Expenses $445 – $485 SG&A Expenses $890 – $930 Amortization of Intangible Assetsc $95 – $105 Net Interest Expense $75 – $85 GAAP Net Loss ($115) – ($135) EBITDA‡ $60 – $90 Adjusted EBITDA‡ $370 – $410 Tax Benefit ~$20 Expected net sales of proprietary products: VIVITROL® net sales of $460M – $480M LYBALVI® net sales of $380M – $400M ARISTADA®i net sales of $365M – $385M LUMRYZ®a net sales of $315M – $335M EBITDA represents earnings before interest, tax, depreciation and amortization. Adjusted EBITDA excludes share‐based compensation expense and non‐recurring gains or losses in addition to the components of EBITDA from earnings.

2025 Commercial Review

Topline Growth and Diversification Reflect Evolving Business *Inclusive of ARISTADA INITIO® **Licensed product (royalty & manufacturing revenue) Key Product Revenues ($M) $574 $715 $893 $1,049 $1,218 $1,315

LYBALVI® Performance and Expectations *These expectations are provided by the Company on Feb. 25, 2026 and are effective only as of such date. The Company expressly disclaims any obligation to update or reaffirm these expectations. Q4’25 LYBALVI net sales of $94.1M reflects 22% growth compared to Q4’24 Q4’25 gross-to-net deductions: ~30% FY’25 LYBALVI net sales were $346.7M Outlook: FY’26 net sales expected to range from $380M – $400M* LYBALVI Quarterly Net Sales ($M)

ARISTADA® Performance and Expectations Q4’25 ARISTADA net sales were $97.2M FY’25 ARISTADA net sales were $370.0M Outlook: FY’26 net sales expected to range from $365M – $385M†* *Inclusive of ARISTADA INITIO® †These expectations are provided by the Company on Feb. 25, 2026 and are effective only as of such date. The Company expressly disclaims any obligation to update or reaffirm these expectations. ARISTADA Quarterly Net Sales* ($M)

VIVITROL® Performance and Expectations *These expectations are provided by the Company on Feb. 25, 2026 and are effective only as of such date. The Company expressly disclaims any obligation to update or reaffirm these expectations. Q4’25 VIVITROL net sales were $124.1M FY’25 VIVITROL net sales were $467.9M Outlook: FY’26 net sales expected to range from $460M – $480M* VIVITROL Quarterly Net Sales ($M)

Appendix

Appendix: Amounts Included in Discontinued Operations (In thousands) Year Ended December 31, 2023 Three Months Ended March 31, 2024 Three Months Ended June 30, 2024 Three Months Ended September 30, 2024 Three Months Ended December 31, 2024 Year Ended December 31, 2024 Cost of goods manufactured and sold $ --- $ --- $ --- $ --- $ --- Research and development 2,516 3,913 481 (1,120) 5,790 Selling, general and administrative --- --- --- --- --- Income tax (benefit) provision $ (396) $ (613) $ (67) $ 354 $ (722) Loss (profit) from discontinued operations, net of tax $ 2,120 $ 3,300 $ 414 $ (766) $ 5,068

Appendix: Financial Results GAAP to Non-GAAP Reconciliation (In millions) Year Ended December 31, 2025 Year Ended December 31, 2024 Net Income from Continuing Operations — GAAP $ 241.7 $ 372.1 Adjustments: Depreciation expense 27.1 27.4 Amortization expense 0.1 1.1 Interest income (45.3) (42.5) Interest expense 12.3 22.6 Income tax provision 49.8 71.6 EBITDA from Continuing Operations 285.6 452.4 EBITDA from Discontinued Operations -- (5.8) EBITDA 285.6 446.6 Share-based compensation 98.7 96.6 Costs related to the acquisition of Avadel 9.7 -- Adjusted EBITDA $ 394.0 $ 543.3 Amounts in the table may not sum due to rounding.

Appendix: Financial Expectations GAAP to Non-GAAP Reconciliation Projected GAAP and non-GAAP measures in the table above reflect the mid-points within the Company’s financial expectations ranges. (In millions) Year Ended December 31, 2023 Year Ending December 31, 2026 Projected Net Loss — GAAP $ (125.0) Adjustments: Net interest expense 80.0 Depreciation and amortization expense 140.0 Income tax benefit (20.0) Projected EBTIDA $ 75.0 Shared-based compensation expense 115.0 Costs related to the acquisition of Avadel 200.0 Projected Adjusted EBITDA $ 390.0

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